EXHIBIT 4.01--SPECIMEN

[CERTIFICATE FRONT]
                         INCORPORATED UNDER THE LAWS OF
                                STATE OF DELAWARE
NUMBER                                                                    SHARES
 XXXX                                                                    XX,XXX
                                                           CUSIP NO. 03850Y 10 0

                               ARADYME CORPORATION

       50,000,000 AUTHORIZED COMMON SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT [NAME]
IS THE RECORD HOLDER OF [NUMBER]
Shares of ARADYME CORPORATION Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

____________________           [Corporate Seal]             ____________________
SECRETARY                                                   PRESIDENT


[CERTIFICATE BACK]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common             UNIF GIFT MIN ACT - ___ Custodian______
TEN ENT-as tenants by the entireties                        (Cust)       (Minor)
JT TEN-as joint tenants with right of              under Uniform Gifts to Minors
       survivorship and not as tenants             Act _________________________
       in common                                                 (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received ____________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________                            ____________________________________


NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.